UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2007

Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.	20036
(Address of principal executive offices) (Zip Code)	(Zip Code)

Registrant’s telephone number, including area code:  (202) 872-7700

No change
(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2007, the Registrant issued a press release to announce the Registrant’s financial results for third quarter 2007 and a conference call to discuss those results and the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.  A copy of the press release is attached to this report as Exhibit 99 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits:

99	Press release dated November 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                                                                                                                        By:           /s/ Jerome G. Oslick
                                                                                                                            Name:                      Jerome G. Oslick
                                                                                                                            Title:                      Vice President – General Counsel

Dated:           November 8, 2007